UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026 (March 18, 2026)

CORVEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	82-4233771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 North Fairfax Drive, Suite 3230, Arlington, Virginia	22226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) GET-GPUS ((866) 438-4787)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as a supplement to the Current Report on Form 8-K filed by Corvex, Inc., a Delaware corporation, formerly named Movano Inc. (the “Company”), on March 19, 2026 (the “Original Report”). The Original Report was filed, among other things, to report the Company’s acquisition of Corvex Legacy Holdings, Inc., a Delaware corporation, formerly named Corvex, Inc. (“Corvex OpCo”), in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated March 19, 2026 (the “Merger Agreement”), by and among the Company, Thor Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Corvex OpCo.

This Current Report on Form 8-K/A amends the Original Report to include Corvex OpCo’s historical financial statements and the pro forma information required under Items 9.01(a) and 9.01(b), respectively, that were omitted from the Original Report in reliance on Item 9.01.

This Amendment should be read in conjunction with the Original Report. Except as set forth herein, no modifications have been made to information contained in the Original Report, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Report. The pro forma financial information included as Exhibit 99.2 to this Amendment has been presented for informational purposes only, as required by Form 8-K, and is not necessarily indicative of the financial position or results of operations that would have been realized if the acquisition had been completed on the dates set forth therein, nor is it indicative of the future results or financial position of the Company.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited financial statements of Corvex OpCo as of and for the year ended December 31, 2025 and for the period from October 21 (Inception) through December 31, 2024 and the related notes thereto have been audited by BDO USA, P.C., Corvex OpCo’s independent auditor, as set forth in its report thereon, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1+	Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2026, by and among Corvex, Inc., Corvex Legacy Holdings, Inc., and Thor Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

3.1	Certificate of Designations for Series B Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

3.2	Certificate of Designations for Series C Non-Voting Preferred Stock (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

3.3	Certificate of Designations for Series D Non-Voting Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

3.4	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.4 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

3.5	Second Amended and Restated Bylaws of Corvex, Inc (incorporated by reference to Exhibit 3.5 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

10.1	Form of Support Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 10, 2025).

10.2	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on November 10, 2025).

10.3	Third Amendment to Loan Agreement, dated March 19, 2026, by and between Movano Inc. and Evie Holdings, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

10.4*	Corvex, Inc. Director Compensation Policy (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

10.5*	Employment Agreement, dated as March 19, 2026, by and between the Company and Seth Demsey (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

10.6*	Employment Agreement, dated as March 19, 2026, by and between the Company and Jay Crystal (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

10.7*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

23.1	Consent of BDO USA, P.C., Independent Registered Public Accounting Firm of Corvex, Inc.

99.1	Press Release, dated March 19, 2026 (furnished herewith pursuant to Item 7.01) (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2026).

99.2	Audited Financial Statements of Corvex Legacy Holdings, Inc. as of and for the year ended December 31, 2025 and for the period from October 21 (Inception) through December 31, 2024 and the related notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Corvex, Inc. as of and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Indicates management contract or compensatory plan.

+	The schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEX, INC.

Date: May 1, 2026	By:	/s/ J Cogan
J Cogan
Chief Financial Officer

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